FREMONT MUTUAL FUNDS

FREMONT INTERNATIONAL GROWTH FUND

     Supplement dated March 1, 1998 to prospectus dated March 1, 1998

     The Board of Directors and the shareholders of the Fremont International Growth Fund (the "Fund") have approved a new sub-advisor for Fremont International Growth Fund. The new sub-advisor is Capital Guardian Trust Company ("Capital Guardian"), located at 333 South Hope Street, Los Angeles, California.

     Capital Guardian is a wholly-owned subsidiary of The Capital Group Companies, Inc., a non-operating holding company for a group of companies involved in providing investment management for institutions around the world. The Capital organization is one of the oldest major financial service firms in the United States, dating back to 1931. Capital Guardian was chartered in 1968 under the California state banking laws as a non-depository trust company. Its principal business is providing investment management services, including international investment management services to a limited number of large institutional clients such as employee benefit funds, public funds, foundations, and endowment funds. Capital Guardian has been managing domestic equity assets since its founding in 1968, and as of December 31, 1997, managed over $65 billion for institutional investors, including over $28 billion in non-U.S. equity assets. The Capital organization's commitment to international research and investing dates back to 1955 when its sister company, Capital Research and Management Company, established an international investment capability. The Capital organization's first non-U.S. office was established in Geneva in 1962. The Capital organization currently spends over $100 million annually on research. Capital Guardian has managed international portfolios since 1978. The day-to-day responsibility for managing the Fund's portfolio will be the responsibility of a group of Capital Guardian portfolio mangers, each of whom will have investment discretion over a portion of the Fund's portfolio.

     Capital Guardian utilizes a value-oriented investment philosophy. The investment approach is research driven and "bottom-up" in that investment decisions are based on extensive field research and direct company contact to help identify differences between the underlying value of a company and the market price of its securities. In analyzing potential and current investments, Capital Guardian evaluates a company's management, financial strength, resources, products, services, the business climate, future earnings and dividends, and weighs there factors in the context of identifying potential risks.

     Capital Guardian will assume responsibility for the investment portfolio of Fremont International Growth Fund as of March 2, 1998. The annual sub-advisory fee paid to Capital Guardian will be 0.75% of the first $25 million of Fund's average daily net assets, 0.60% of the next $25 million, 0.425% of the next $200 million and 0.375% of such assets in excess of $250 million.

     Capital Guardian's sub-advisory fees are paid by Fremont Investment Advisors, Inc. (the "Advisor") out of its advisory fee under a new fee structure. The new fee structure (which includes a distribution on 12b-1 fee as described below) is made up of the following components, each based on average annual assets.

Advisory fee to Fremont Investment Advisors
 (includes sub-advisory fee)                                1.00%
Administrative fee to Fremont Investment Advisors           0.15%
12b-1 fee                                                   0.25%
Other expenses (under cap)                                  0.10%
Total expenses (capped until October 31, 1999)              1.50%*

     The Board of Directors and shareholders of the Fund have also approved the implementation of a 12b-1 plan under which the Fund may directly compensate the Advisor, paying for certain distribution-related expenses, including payments to securities dealers and others (including the Underwriter) who are engaged in promoting the sale of shares of the Fund and who may be advising investors regarding the purchase, sale, or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing, and distributing sales literature, prospectuses, statements of additional information, and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses, and reports with respect to marketing and promotional activities as the Advisor may, from time to time, deem advisable; and other expenses related to the distribution of the Fund's shares.

     The annual limitation for compensation to the Advisor pursuant to the Plan is .25% of the Fund's average daily net assets. All payments will be reviewed by the Fund's Board of Directors. However, it is possible that in certain periods, the amount of the Advisor's compensation could exceed the Advisor's distribution expenses resulting in a profit to the Advisor.

     The changes in the fee structure and the rule 12b-1 plan will be implemented on March 2, 1998.

     Fremont Funds and the Advisor have received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund in the future from the provisions of the 1940 Act that require the shareholders of the Fund to approve the Fund's sub-advisory agreement(s) and any amendments thereto. The SEC Order permits the Advisor to hire new sub-advisors, terminate sub-advisors, rehire existing sub-advisors whose agreements have been assigned (and thus, automatically terminated), and modify sub-advisory agreements without he prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor would have greater flexi-

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                              FREMONT MUTUAL FUNDS

bility in managing sub-advisors, and shareholders would save the considerable expense involved in holding shareholder meetings and soliciting proxies. The Advisor may in its discretion manage all or a portion of the Fund's portfolio directly with or without the use of a sub-advisor.

ADDITIONAL INFORMATION ON CAPITAL GUARDIAN

     Capital Guardian's principal executive officers and directors are shown below. The address of each as it relates to his/her duties of Capital Guardian is the same as that of Capital Guardian.

NAME                           POSITION WITH COMPANY

David I. Fisher                Chairman and Director
Robert Ronus                   President and Director
John H. Seiter                 Vice President-Client Relations
                                 and Marketing and Director
Eugene P. Stein                Executive Vice President and Director
Andrew F. Barth                Director
Michael D. Beckman             Director
Larry P. Clemmensen            Director
Roberta A. Conroy              Director
William H. Hurt                Director
Nancy J. Kyle                  Director
Karin L. Larson                Director
D. James Martin                Director
John McIlwraith                Director
James R. Mulally               Director
Jason M. Pilalas               Director
Theodore R. Samuels            Director


* The Advisor anticipates waiving fees and reimbursing the Fund for other expenses in order to limit total operating expenses of the Fund to 1.50% of average daily net assets through the end of the Fund's fiscal year ending October 31, 1999. Absent such reduction, actual total fund operating expenses is estimated to be at 1.78% of average daily net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Advisor may elect to recapture such amounts subject to the following conditions: the Advisor must request reimbursement within three years from the year in which the initial waiver and/or reimbursement is made, and the Board of Directors must approve the reimbursement, and the Fund must be able to make the reimbursement and still stay within the then current operating expense limitation.